Box, Inc. 8-K

Exhibit 99.1

Stockholders Re-Elect All Box Director Nominees at 2021 Annual Meeting

Redwood City, CA – September 9, 2021 – Box, Inc. (NYSE: BOX) (“Box”) today announced that, based on the preliminary vote count provided by its proxy solicitor following the company’s 2021 Annual Meeting of Stockholders (“Annual Meeting”), Box stockholders have decisively voted to re-elect all three of its highly qualified director nominees – Dana Evan, Peter Leav and Aaron Levie – to the company’s Board of Directors. Box issued the following statement:

Box appreciates the support and perspectives we have received from our stockholders throughout this process. The Board and management team will remain focused on continuing to transform Box and executing Box’s strategy to grow profitably and deliver significant value to all Box stockholders.

The preliminary results also indicate that stockholders have approved all other proposals considered at Box’s Annual Meeting.

Box expects to file the voting results, as tabulated by the independent Inspector of Elections on a Form 8-K with the Securities and Exchange Commission.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Box. Wilson Sonsini Goodrich & Rosati, P.C. and Sidley Austin LLP are serving as legal advisors to Box.

About Box

Box (NYSE:BOX) is the leading Content Cloud that enables organizations to accelerate business processes, power workplace collaboration, and protect their most valuable information, all while working with a best-of-breed enterprise IT stack. Founded in 2005, Box simplifies work for leading organizations globally, including AstraZeneca, JLL, and Morgan Stanley. Box is headquartered in Redwood City, CA, with offices in the United States, Europe, and Asia. To learn more about Box, visit http://www.box.com. To learn more about how Box powers nonprofits to fulfill their missions, visit Box.org.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties, and assumptions, including statements regarding Box’s ability to grow and scale its business and its ability to achieve profitability on a quarterly or ongoing basis. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: (1) adverse changes in general economic or market conditions, including those caused by the COVID-19 pandemic; (2) delays or reductions in information technology spending; (3) factors related to Box’s highly competitive market, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by Box’s current or future competitors; (4) the development of the cloud content management market; (5) the risk that Box’s customers do not renew their subscriptions, expand their use of Box’s services, or adopt new products offered by Box on a timely basis, or at all; (6) Box’s ability to provide timely and successful enhancements and integrations, new features, integrations and modifications to its platform and services; (7) actual or perceived security vulnerabilities in Box’s services or any breaches of Box’s security controls; (8) Box’s ability to realize the expected benefits of its third party partnerships; (9) the potential impact of shareholder activism on Box’s business and operations; and (10) Box’s ability to successfully integrate acquired businesses and achieve the expected benefits from those acquisitions. Further information on these and other factors that could affect the forward-looking statements we make in this press release can be found in the documents that we file with or furnish to the US Securities and Exchange Commission, including Box’s most recent Quarterly Report on Form 10-Q filed for the fiscal quarter ended July 31, 2021. The estimated preliminary vote results set forth in this press releases are forward-looking statements. These estimates have been prepared by the company’s proxy solicitor based on its work performed in connection with Box’s Annual Meeting. These results are preliminary estimates only and are subject to change based on the certification of the voting results by the independent Inspector of Elections. These statements are based on estimates and information available to us at the time of this press release and are no guarantees of future performance. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Contacts

Investors:

Cynthia Hiponia / Elaine Gaudioso

+1 650-209-3463

ir@box.com

Or

Innisfree M&A Incorporated

Larry Miller / Jennifer Shotwell

212-750-5833

Media:

Denis Roy / Rachel Levine

+1 650-543-6926

press@box.com

Or

Joele Frank, Wilkinson Brimmer Katcher

Leigh Parrish / Dan Moore

+1 212-355-4449